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                                                                      Exhibit 21

                             Teleflex Incorporated
                                  Subsidiaries


                                                                    JURISDICTION
SUBSIDIARY                                                           OF INCORP.
1950 Williams Drive, LLC                                             Delaware
4045181 Canada Inc.                                                  Ontario
Advanced Thermodynamics Inc.                                         Ontario
Access Medical S.A.                                                  France
AeroForge Corporation (1)                                            Indiana
Air Cargo Equipment Corporation                                      Delaware
Airfoil Technologies International-California, Inc                   Delaware
Airfoil Technologies International-Ohio, Inc. (APS)                  Delaware
Airfoil Technologies International LLC                               Delaware
Airfoil Technologies International-UK, Ltd.                          UK
Airfoil Technologies Singapore PTE LTD                               Singapore
American General Aircraft Holding Co., Inc.                          Delaware
Astraflex Limited                                                    UK
Autogas Techniek Holland B.V.                                        Netherlands
Bavaria Cargo Technologie GmbH                                       Germany
Capro de Mexico, S.A. de C.V.                                        Mexico
Capro GP LLC                                                         Delaware
Capro LP LLC                                                         Delaware
Capro, Ltd.                                                          Texas
Capro-Casiraghi S.r.l.                                               Italy
Capro-Hungary Service Parts Manufacturing LLC                        Hungary
CCT De'Couper Industries, Inc. (2)                                   Michigan
CCT Plymouth Stamping Company (3)                                    Michigan
CCT Thomas Die & Stamping, Inc. (4)                                  Michigan
Cepco Precision Company of Canada, Inc.                              Canada
Chemtronics International Ltd.                                       UK
Chongqing Teleflex Automotive Parts Co., Ltd.                        China
Cofraca S.A.                                                         France
Comcorp Inc.                                                         Michigan
Comcorp Technologies, Inc. (5)                                       Michigan
Comfort Pedals, Inc.                                                 Michigan
Compart Automotive B.V.                                              The Netherlands
Entech, Inc.                                                         New Jersey
Gator-Gard Incorporated                                              Delaware
Gibeck Larry Care AB                                                 Sweden
HRC Holding Inc.                                                     US
Hudson Ensenada                                                      Mexico
Hudson Euro Co. Holding S.a.r.l.                                     Luxembourg
Hudson RCI AB                                                        Sweden
Hudson RCI GmBH                                                      Germany
Hudson RCI (UK) Ltd.                                                 UK
Hudson RCI SAS                                                       France
Hudson Respiratory Care Inc.                                         US
Hudson Respiratory Care Tecate, S. de R.L. de C.V.                   Mexico
ICOR AB                                                              Sweden
ICOR Holding AB                                                      Sweden
IH Holding LLC                                                       Delaware
Industrias Hudson S.A. de C.V.                                       Mexico
Inmed (Malaysia) Holdings Sdn. Berhad                                Malaysia
Inmed Acquisition, Inc.                                              Delaware
Inmed Corporation (6)                                                Georgia
Intelligent Applications Limited                                     UK

                             Teleflex Incorporated
                                  Subsidiaries

Koltec-Necam, B.V.                                                   Netherlands
Kwieclass Sdn. Bhd.                                                  Malaysia
Lehr Precision, Inc. (7)                                             Ohio
Mal Tool & Engineering Limited                                       UK
McKechnie Engineered Plastics Limited and                            UK
McKechnie Vehicle Components USA, Inc.                               Delaware
Meddig Medizintechnik Vertriebs-GmbH                                 Germany
Medical Service Vertriebs-GmbH                                       Germany
Mediland Rusch Care S.r.l.                                           Italy
Morse Controls S.L. Spain                                            Spain
Norland Plastics Company                                             Delaware
Pabisch GmbH                                                         Germany
Pilling Weck Chiurgische Produkte GmbH                               Germany
Pilling Weck Incorporated (8)                                        Delaware
Pilling Weck Incorporated (9)                                        Pennsylvania
Pilling Weck (Asia) PTE Ltd. (10)                                    Singapore
Pilling Weck (Canada)Ltd.                                            Canada
Pilling Weck Canada L.P.                                             Canada
Pilling Weck n.v.                                                    Belgium
Productos Aereos, S.A. de C.V.                                       Mexico
RMH Controls Limited                                                 UK
Rusch Asia Pacific Sdn. Berhad                                       Malaysia
Rusch Austria GmbH                                                   Austria
Rusch (UK) Ltd.                                                      UK
Rusch France S.A.R.L.                                                France
Rusch Hospital (11)                                                  Germany
Rusch Hospital S.r.l.                                                Italy
Rusch Italia S.A.R.L.                                                Italy
Rusch Manufacturing (UK) Ltd.                                        UK
Rusch Manufacturing Sdn. Berhad                                      Malaysia
Rusch Medica Espana SA                                               Spain
Rusch Medical, S.A. (12)                                             France
Rusch Mexico, S.A. de C.V.                                           Mexico
Rusch Sdn. Berhad                                                    Malaysia
Rusch Uruguay Ltda.                                                  Uruguay
Rusch-Pilling Limited                                                Canada
S. Asferg Hospitalsartikler ApS                                      Denmark
Scila Clusienne                                                      France
Sermatech (Canada) Ltd.                                              Canada
Sermatech de Mexico s. de R.L. de C.V.                               Mexico
Sermatech Engineering Group, Inc. (13)                               Delaware
Sermatech Gas-Path (Asia) Ltd.                                       Thailand
Sermatech (Germany) GmbH                                             Germany
Sermatech International Incorporated (14)                            PA
Sermatech Korea, Ltd.                                                Korea
Sermatech-Mal Tool SARL                                              France
Sermatech Power Solutions L.P.                                       Canada
Sermatech Private Limited                                            India
Sermatech-Tourolle S.A.                                              France
SermeTel Technical Services (STS) GmbH                               Germany
Shanghai Lone Star Cable Company, LTD                                China

                             Teleflex Incorporated
                                  Subsidiaries

Shanghai Teleflex Auto Parts Co., Ltd.                               China
Shanghai Teleflex Morse Dongfeng Control
  Systems Co., Ltd.                                                  China
Sierra International Inc.                                            Illinois
Simal S.A.                                                           Belgium
Southwest Wire Rope GP LLC                                           Delaware
Southwest Wire Rope, LP.                                             Texas
Spiralflex Srl                                                       Italy
SSI Surgical Services, Inc. (15)                                     New York
Steamer Holding AB                                                   Sweden
Technology Development Corporation                                   Pennsylvania
Technology Holding Company                                           Delaware
Technology Holding Company II                                        Delaware
Technology Holding Company III                                       Delaware
Telair International AB                                              Sweden
Telair International GmbH (16)                                       Germany
Telair International Incorporated (17)                               California
Telair International Incorporated                                    Delaware
Telair International Services GmbH                                   Germany
Telair International Services PTE LTD                                Singapore
Teleflex (Canada) Limited                                            Canada(B.C.)
Teleflex Automotive (Co-Partnership)                                 Michigan
Teleflex Automotive Germany GmbH (18)                                Germany
Teleflex Automotive Holding AB                                       Sweden
Teleflex Automotive Incorporated                                     Delaware
Teleflex Automotive de Mexico S.A. de C.V.                           Mexico
Teleflex Automotive Manufacturing
  Corporation                                                        Delaware
Teleflex Automotive Sweden AB                                        Sweden
Teleflex do Brasil S.A.                                              Brasil
Teleflex Canada LP                                                   Canada
Teleflex Capro Pty Ltd                                               Australia
Teleflex-CT Devices Incorporated                                     Delaware
Telelfex Fluid Systems (Europe) BV                                   Netherlands
Teleflex Fluid Systems (Europe) SA                                   Spain
Teleflex Fluid Systems, Inc.                                         Connecticut
Teleflex Fluid Systems (UK) Limited                                  UK
Teleflex Funding Corporation                                         Delaware
Teleflex GFI Control Systems, Inc.                                   Delaware
Teleflex GFI Control Systems LP                                      Canada
Teleflex GFI Europe B.V.                                             Netherlands
Teleflex Holding Company (19)                                        Canada
Teleflex Holding Malta I                                             Malta
Teleflex Holding Malta II                                            Malta
Teleflex Holding Netherlands B.V.                                    Netherlands
Teleflex Holding Singapore Ptc. Ltd.                                 Singapore

                             Teleflex Incorporated
                                  Subsidiaries


Teleflex Industries Limited                                          UK
Teleflex Limited                                                     UK
Teleflex Machine Products, Inc.                                      Delaware
Teleflex Medical de Mexico, SA. De C.V.                              Mexico
Teleflex Medical Private Limited                                     India
Teleflex Medical s.a. (20)                                           France
Teleflex Megatech Inc.                                               Ontario
Teleflex Morse GmbH                                                  Germany
Teleflex Morse Limited                                               UK
Teleflex-Morse (N.Z.) Limited                                        New Zealand
Teleflex Morse Pte. Ltd.                                             Singapore
Teleflex Morse PTY Limited                                           Australia
Teleflex Morse Stockholm AB (formerly Morse
  Controls AB)                                                       Sweden
Teleflex (Shenyang) Auto Parts
  Manufacture Co., Ltd.                                              China
Teleflex Turbine Services Corporation (21)                           New York
Teleflex Turbine Services Construction Corporation                   Louisiana
Teleflex UK Limited                                                  UK
TFX Automotive LTD (22)                                              UK
TFX Engineering Ltd.                                                 Bermuda
TFX Equities Incorporated                                            Delaware
TFX Financial Services (UK)                                          UK
TFX Foreign Sales Corporation                                        Barbados
TFX Group Limited                                                    UK
TFX Holding LP                                                       Canada
TFX Holding GmbH                                                     Germany
TFX International Corporation                                        Delaware
TFX International S. A.(23)                                          France
TFX Marine Incorporated                                              Delaware
TFX Medical Incorporated (24)                                        Delaware
TFX North America Inc.                                               Delaware
TFX Medical Wire Products, Inc.                                      Delaware
TFX Scandinavia AB (25)                                              Sweden
Top Surgical GmbH                                                    Germany
United Parts Driver Control Systems B.V.                             The Netherlands
United Parts Driver Control Systems (UK) Ltd                         UK
United Parts Driver Control Systems (Holding) GmbH                   Germany
United Parts de Mexico SA de CV                                      Mexico
United Parts France S.A.                                             France
United Parts Group B.V.                                              The Netherlands
United Parts FHS Automobile Systeme GmbH                             Germany
United Parts s.a.                                                    France
United Parts Slovakia sro                                            Slovakia
Victor Huber GmbH                                                    Germany
Willy Rusch GmbH                                                     Germany
Willy Rusch Grundstucks und
  Beteiligungs AG + Co KG ("Rusch G B")                              Germany

                             Teleflex Incorporated
                                  Subsidiaries

1.  Trades as Teleflex Aerospace Manufacturing Group-Indiana
2.  Trades as Teleflex Automotive
3.  Trades as Teleflex Automotive
4.  Trades as Teleflex Automotive
5.  Trades as Teleflex Automotive
6.  Trades as Rusch Inc.
7.  Trades as Sermatech-Lehr and Teleflex Aerospace Manufacturing Group-Ohio
8.  Trades as Weck Closure Systems
9. Trades as Pilling Weck Surgical, Pilling, Pilling Surgical, Weck Closure Systems and Weck Surgical
10. Formerly Rusch-Pilling (Asia) PTE LTD.
11. Formerly Asid Bonz GmbH
12. Formerly Europe Medical, S.A.
13. Trades as Teleflex Aerospace Manufacturing Group-Connecticut
14. Trades as Sermatech Power Solutions and Sermatech-Ethylene
15. Formerly Medical Sterilization, Inc.
16. Formerly Scandinavian Bellyloading Co. AB
17. Formerly The Talley Corporation. Trades as Teleflex Control Systems
18. Formerly Telair Cargo Electronic Systems GmbH
19. Formerly GFI Control Systems Inc.
20. Formerly Rusch Pilling S.A.
21. Formerly Turbine Technology Services Corporation
22. Formerly S.J. Clark (Cables) Limited. Trades as Clarks Cables.
23. Formerly Mal Tool & Engineering SARL
24. Trades as TFX Fluoroplastics
25. Formerly TFX Controls AB


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